Prospectus supplement dated July 18, 2019
to the following prospectus(es):
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The May 1, 2019 prospectus incorrectly stated that the Franklin Templeton Variable Insurance Products Trust – Templeton Global Bond VIP Fund: Class 2 (the "Fund") was available for good order applications received after May 1, 2019. The Fund is only available in contracts for which good order applications were received on or before May 1, 2019.
Accordingly, the following changes apply to the prospectus:
(1) Appendix A: Underlying Mutual Funds is amended as follows:
Franklin Templeton Variable Insurance Products Trust – Templeton Global Bond VIP Fund: Class 2
This underlying mutual fund is only available in contracts for which good order applications were received on or before May 1, 2019
Investment Advisor:	Franklin Advisers, Inc.
Investment Objective:	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.
PROS-2019-282